GLOBAL INCOME FUND	American Stock Exchange Symbol:	GIF

11 Hanover Square, New York, NY 10005

 August 12, 1999
Fellow Shareholders:

 It is a pleasure to submit this Report for Global Income Fund and to welcome our shareholders who have made their investment since our last Report. The primary investment objective of the Fund is to provide for its shareholders a high level of income and, secondarily, capital appreciation. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. At June 30, 1999, the Fund had approximately 73% of its total assets invested in fixed income securities with an actual or deemed investment grade rating, and approximately 27% of its total assets in fixed income securities with an actual or deemed rating below investment grade. At year end, the Fund's two largest investment allocations by country were Argentina (23.8%) and the United States (23.5%), with the balance spread over 15 other countries, territories and supranational organizations.

Review and Outlook

Domestic interest rates rose during the first half of 1999. Between the beginning of January and the end of June, yields on 30 year Treasury bonds rose from 5.10% to 5.96%, pushing bond prices down and resulting in a negative total return of -10.4% for the period. Three month Treasury bills ended 1998 yielding 4.45% and rose to 4.78% by mid year. The U.S. dollar remained strong during this period relative to major U.S. trading partners, with the euro and yen depreciating 11.3% and 6.6%, respectively. Emerging markets were volatile. The Emerging Market Bond Index generated year-to-date total returns of -11.3% through the one month of January and +13.14% in the five months through May. The Federal Funds rate also rose during the first half of the year, but just barely. On June 30, the Federal Reserve raised this benchmark level from 4.5% to 5%, an increase that we expected, since Federal Reserve Chairman Alan Greenspan had made clear his intention to raise this rate in prior testimony to Congress.

During the first half of the year, the domestic economy performed exceptionally well, with real gross domestic product - the total value of goods and services produced in the United States -- growing 4.3% for the first quarter, and 2.3% for the second quarter. The unemployment rate declined to as low as 4.2%, and new jobs were created at an average rate of 195,000 per month, down from the 275,000 pace at the end of last year. The new jobs total for July, however, jumped to 310,000. Nevertheless, despite the robust economy, inflation as measured by the Consumer Price Index has remained in check -- it was unchanged in May and June after moving up 0.7% in April.

In deciding to raise short term rates pre-emptively to avoid future inflationary pressures, the Federal Reserve recognized that some of the conditions which were responsible for the 0.75% easing of last fall had abated. Financial markets have become, for now, more orderly and liquid. The economies of several countries which were in distress last fall and this winter have shown significant signs of improvement. A meaningful economic recovery in either Japan or industrial Europe remains the greatest uncertainty to the continuation of the benign inflationary environment of the last three years. While data in both areas suggest some improvement, it is unlikely that inflationary pressures will increase dramatically before year end.

The Federal Reserve Open Market Committee will meet again in August, October, November, and December. Market expectations, as reflected in futures contracts, suggest an additional 0.25% rate hike by year end. We are skeptical that June's 0.25% rate hike will have any significant impact in slowing the current expansion, but are optimistic with regard to the prospects for inflation in any case. It is important to keep in mind that long-term interest rates have risen by as much as a full percent already this year, and this should exert some restraint on the rate of growth for the balance of the year. Additionally, the imbalance between current equity market valuations and historic norms has the potential to exert unusual downward pressure on the economy and financial markets in the future.

 The Fund benefited during the first half of the year from maintaining a portfolio of fixed income securities with short durations, having low foreign currency exposure, and by selectively increasing and decreasing weightings in certain emerging market debt. Despite the lack of inflationary pressures and the problematic imbalances discussed above, we believe the Federal Reserve's concern with the strength of the economy is growing. Additional increases in the Federal Funds rate are not unlikely. The U.S. dollar, and the relative performance of the U.S. equity markets, remain vulnerable to economic recovery in Europe. The performance of Asian markets will depend on the extent of the turnaround in Japan's economy, and will be susceptible to a devaluation of the renminbi, the currency of the People's Republic of China, in the fourth quarter. Further, we believe that Latin American markets may be buffeted by political winds in the second half of the year. Under these circumstances, the Fund will continue to invest opportunistically but carefully during the second half of the year, maintaining core holdings of defensive, income generating securities, as part of a portfolio that attempts to provide its shareholders with a high level of income, and secondarily, capital appreciation.

10% Dividend Distribution Policy Continued

The managed 10% dividend distribution policy adopted by the Fund's Board of Directors in June 1997 continues to be well received. The objective is to provide shareholders with a relatively stable cash flow and reduce or eliminate any market price discount to the Fund's net asset value per share. Payments are made primarily from ordinary income and any capital gains, with the balance representing return of capital. We believe shares of the Fund are a sound value and an attractive investment for income oriented portfolios.

Reinvestment Plan Attractive

The Fund's current net asset value is $5.87. With a recent closing market price of $5.19 per share, we believe this represents an important opportunity to purchase additional shares at an attractive discount from their underlying value. The Fund's Dividend Reinvestment Plan is particularly attractive because monthly dividend distributions are reinvested without charge at the lower of net asset value per share or market price, which can contribute importantly to growing your investment over time.

 We appreciate your support and look forward to continuing to serve your investment needs.

Sincerely,
Thomas B. Winmill President		Steven A. Landis Senior Vice President Portfolio Manager

GLOBAL INCOME FUND, INC. Schedule of Portfolio Investments - June 30, 1999
Par Value		Market Value
	BONDS AND NOTES (99.88%)
	Argentina (23.75%)
$ 500,000	Banco Hipotecario S.A., 13% Bonds, due 12/03/08	$ 512,500
500,000	Compagnie de Radiocomunicaciones Moviles S.A.,9.25% Notes, due 5/08/08	440,625
1,500,000	Camuzzi Gas S.A., 9.25% Bonds, due 12/15/01	1,466,250
500,000	Imasac S.A., 11% Bond Notes, due 5/02/05	310,000
500,000	Mastellone Hermanos S.A., 11.75% Bonds, due 4/01/08	356,250
L4,225,000,000	Perez Companc S.A., Floating Rate Notes, due 4/01/02 (1)	1,999,255
$500,000	Perez Companc S.A., 9% Notes, due 5/01/06	443,750
1,725,000	Province of Tucuman, 9.45% Notes, due 8/01/04	1,470,563
500,000	Republic of Argentina, Floating Rate Notes, due 4/06/04	508,750
500,000	Telecom Argentina STET-France Telecom S.A., 9.75% Medium Term Notes, due 7/12/01	499,375
500,000	Telefonica de Argentina S.A., 9.875% Notes, due 7/01/02	497,175
		8,504,493

	Brazil (.63%)
500,000	Radio e Televisao Bandeirantes Ltda., 12.875% Notes, due 5/15/06	226,250

	Cayman Islands (9.66%)
1,000,000	Bunge Trade Ltd., 9.25% Notes, due 5/01/02	985,154
500,000	Juno Re Ltd., 9.25% Floating Rate Notes, due 6/19/02	500,000
1,000,000	Oil Purchase Co. II,10.73% Senior Notes, due 1/31/04	998,798
1,000,000	PDVSA Finance Ltd., 9.75% Bonds, due 2/15/10	975,480
		3,459,432

	Chile (3.47%)
1,000,000	Banco Santiago S.A., 7% Subordinated Notes, due 7/18/07	878,432
500,000	Banco Sud Americano S.A., 7.60% Subordinated Notes, due 3/15/07	364,746
		1,243,178

	Colombia (3.25%)
1,000,000	Termoemcali Funding Corp., 10.125% Notes, due 12/15/14 (2)	752,500
490,600	Transgas de Occidente S.A., 9.79% Senior Notes, due 11/01/10	412,318
		1,164,818

	Croatia (2.05%)
885,110	Republic of Croatia, Floating Rate Bonds, due 7/31/06	734,448

	Dominican Republic (1.23%)
500,000	Tricom S.A., 11.375% Senior Notes, due 9/01/04 (2)	441,250

	Germany (3.07%)
ZL2,000,000	Helaba Finance B.V., 10.50% Medium Term Notes, due 5/04/01 (1)	500,191
$ 2,000,000	KFW International Finance, 16.30% Notes, due 6/24/03 (1)	599,134
		1,099,325

	Korea (1.60%)
550,000	Korea Development Bank, 9.40% Notes, due 8/01/01	571,852

	Lithuania (7.46%)
$2,169,333	Lietuvos Energija Amortising, Floating Rate Notes, due 4/06/00	$ 2,147,640
E500,000	Republic of Lithuania, 8% Notes, due 3/29/04 (1)	523,442
		2,671,082

	Mexico (2.52%)
$ 500,000	Grupo Minero Mexico S.A., 8.25% Bonds, due 4/01/08	415,000
500,000	Pemex Finance Ltd., 8.02% Bonds, due 5/15/07	485,693
		900,693

	Philippines (2.77%)
500,000	Philippine Long Distance Telephone, 10.50% Notes, due 4/15/09	501,950
500,000	Republic of Philippines, 9.875% Bonds, due 1/15/19	490,625
		992,575
	Qatar (2.83%)
1,000,000	State of Qatar, 9.50% Bonds, due 5/21/09	1,013,750

	United Kingdom (7.28%)
4,000,000	Rothschild Continuation Finance B.V. Primary Capital Floating Rate Notes, due 9/29/49	2,605,372

	United States (23.53%)
500,000	American Telecasting, Inc., 14.50% Senior Discount Notes, due 6/15/04	527,500
500,000	Socgen Real Estate LLC., 7.64% Bonds, due 12/29/49	464,243
500,000	Venator Group Inc., 7% Notes, due 6/01/00	487,999
1,000,000	U.S. Treasury, 5.25% Notes, due 8/15/03	982,813
3,300,000	U.S. Treasury, 5.50% Notes, due 2/15/08	3,210,283
3,000,000	U.S. Treasury, 4.75% Notes, due 11/15/08	2,754,375
		8,427,213
	Uruguay (2.56%)
631,582	Banco Central del Uruguay, 6% Floating Rate Notes, due 2/19/07(1)	915,976

	Venezuela (.98%)
455,000	Petrozuata Finance, Inc., 8.22% Bonds, due 4/01/17	351,488

	Supranational/Other (1.24%)
500,000	OUB Soverign Emerging Market, 11.50% CBO-II Notes, due 5/12/18	445,190

	Total Bonds and Notes	35,768,385

	Short Term Investments (.12%)
42,903	State Street Bank & Trust Repurchase Agreement, 3.50%, 6/30/99 due 7/1/99 (collateralized by $35,000 U.S. Treasury Bond, 8.75% due 5/15/17 market value: $44,105, proceeds at maturity: $42,903)	42,903

	Total Investments (cost: $37,488,019) (100.0%)	$35,811,288

(1) Par value stated in currency indicated; market value stated in U.S. dollars.
(2) Purchased pursuant to Rule 144A exemption from Federal registration requirements.
(3) Non-income producing security.

STATEMENT OF ASSETS AND LIABILITIES June 30, 1998 ASSETS:
Investments at market value (cost: $37,488,019) (note 1)	$35,811,288
Cash	47,53
Collateral for securitiesloaned, at market value (note 5)	1,015,000
Interest receivable	702,279
Forward currency contract receivable (note 4)	27,522
Other assets	5,322
Total assets	37,608,942

LIABILITIES:
Payables:
Reverse repurchase agreement	5,935,545
Investment securities purchased	996,550
Interest	1,237
Collateral for securities loaned (note 5)	1,015,000
Accrued management fees	16,548
Accrued expenses	43,868
Total liabilities	8,008,748

NET ASSETS: (applicable to 4,938,841 outstanding shares: 20,000,000 shares of $.01 par value authorized)	$29,600,194

NET ASSET VALUE PER SHARE
($29,600,194 / 4,938,841)	$5.99

At June 30, 1999, net assets consisted of:
Paid-in capital	$42,776,161
Accumulated net realized loss on investments,
foreign currencies and futures	(11,396,680)
Accumulated income deficit in net investment income	(122,467)
Net unrealized depreciation on investments and foreign currencies and futures	(1,656,820)
$29,600,194

STATEMENT OF OPERATIONS
Year Ended June 30, 1998

STATEMENT OF OPERATIONS Year Ended June 30, 1999
INVESTMENT INCOME:
Interest	$3,343,913
Dividends	5,382
Total investment income	3,349,295

EXPENSES:
Interest (note 5)	297,682
Investment management (note 3)	211,729
Custodian	80,335
Professional (note 3)	44,200
Printing	32,683
Directors	29,288
Transfer agent	15,341
Registration	14,718
Other	15,439
Total expenses	741,415
Fee reductions (note 4)	(4,989)
Net expenses	736,426
Net investment income	2,612,869

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES AND FUTURES:
Net realized loss from security transactions	(3,024,859)
Net realized loss from foreign currency and futures transactions	(78,867)
Unrealized depreciation of investments, foreign currencies and futures during the period	(616,711)
Net realized and unrealized loss on investments, foreign currencies and futures	(3,720,437)
Net decrease in net assets resulting from operations	(1,107,568)

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30,

OPERATIONS:
     Net investment income
     Net realized gain (loss) from security, foreign currency and futures transactions
     Unrealized appreciation (depreciation) of investments, foreign currencies and futures during the year
            Net change in net assets resulting from operations
     Addition to (Subtractions from) paid-in capital (note 6)

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income ($0.55 and $0.52 per share, respectively)
     Distributions from paid-in capital ($0.13 and $0.32 per share respectively)

CAPITAL SHARE TRANSACTIONS:
      Change in net assets resulting from capital share transactions (a) (note 6)
            Total change in net assets

NET ASSETS:
     Beginning of year
     End of period (including accumulated undistributed net investment deficit of $122,467 as
         of    June 30, 1999)

1999 $ 2,612,869 (805,557) (616,711) (1,107,568) 15,703 (1,660,618) (631,413) 955,680 (3,424,067) 33,024,261 $29,600,194	1998 $ 1,930,088 (805,557) (1,211,629) (87,098) (349,978) (2,005,431) (933,121) 10,694,156 7,663,341 25,360,920 $33,024,261

(a) Transactions in capital shares were as follows:

	1999		1998
Shares issued in reinvestment of distributions Shares issued in rights offering (note 6) Net increase	Shares 176,288 - 176,288	Value $ 955,680 - $ 955,680	Shares 172,392 1,576,468 1,754,860	Value $1,386,689 9,307,467 $ 10,694,156

See accompanying notes to financial statements.

Notes to Financial Statements

(1) Global Income Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company, whose shares are listed on the American Stock Exchange. The primary objective of the Fund is a high level of income and secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in foreign and domestic fixed income securities, depending on the Investment Manager's evaluation of current and anticipated market conditions, as set forth in its prospectus. The Fund is subject to the risk of price fluctuations of the securities held in its portfolio which is generally a function of the underlying credit ratings of an issuer, the duration and yield of its securities, and general economic and interest rate conditions. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward currency contracts are undertaken to hedge certain assets denominated in foreign currencies. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions to shareholders are recorded on the ex-dividend date. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At June 30, 1999, the Fund had an unused capital loss carryforward of approximately $10,302,000 of which $1,656,000 expires in 2000, $4,111,000 in 2001, $173,000 in 2003, $1,880,000 in 2004, $214,000 in 2006 and $2,268,000 in 2007. Based on Federal income tax cost of $37,488,019, gross unrealized appreciation and gross unrealized depreciation were $212,863 and $1,889,594, respectively, at June 30, 1999. Distributions paid to shareholders during the year ended June 30, 1999 differ from net investment income and net gains (losses) from security, foreign currency and futures transactions as determined for financial reporting purposes principally as a result of the characterization of realized foreign currency gains (losses) for tax/book purposes, the taxability of unrealized appreciation (depreciation) on certain forward currency contracts, and the utilization of capital loss carryforwards. These distributions are classified as "distributions from paid-in capital" in the Statements of Changes in Net Assets.

(3) The Fund retains CEF Advisers, Inc. (formerly, Bull & Bear Advisers, Inc.) as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund, at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. This fee is calculated by determining the average of net assets on each Friday of a month and applying the applicable rate to such average for the number of days in the month. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $13,169 for providing certain administrative and accounting services at cost for the year ended June 30, 1999.

(4) The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $4,898 under such arrangements. Purchases and sales of securities other than short term notes aggregated $68,698,791 and $66,653,152, respectively, for the year ended June 30, 1999.

A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. When the Fund purchases or sells foreign securities it customarily enters into a forward currency contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts. The Fund had the following forward currency contracts outstanding at June 30, 1999.
(5) The Fund may borrow through a committed bank line of credit and reverse repurchase agreements. At June 30, 1999, there was no balance outstanding on the line of credit and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the year ended June 30, 1999, the weighted average interest rate was 4.05% based on the balances outstanding from the line of credit and reverse repurchase agreements and the weighted average amount outstanding was $7,353,083. As of June 30, 1999, the Fund loaned fixed income securities having a value of $982,813 and received cash collateral of $1,015,000 for the loan.

Contracts to Sell	In Exchange for	Contract Price	Settlement Date	Unrealized Gain
2,750,000 Euro	U.S. $2,843,500	1,034	7/28/99	$ 9,762
600,000 British Pound	U.S. 963,600	1,606	7/07/99	17,760
	U.S. $3,807,100			$27,522

The Fund loaned securities to certain brokers who paid the Fund lenders' fees. These fees, less costs to administer the program, are included in interest income on the Statement of Operations for the year ended June 30, 1999. The loans are secured at all times by cash or U.S. Government obligations in an amount at least equal to the market value of the securities loaned, plus accured interest, determined on a daily basis and adjusted accordingly. Although the Fund may regain record ownership of loaned securities to exercise certain beneficial rights, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially.

 The Fund participates in repurchase agreements with the Fund's custodian. The custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to market basis to ensure that the value, including accured interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

 (6) Under the Dividend Reinvestment Plan (the "Plan"), each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

On May 20, 1998, the Fund issued to its shareholders of record on that date, non-transferable rights entitling the holders thereof to subscribe for an aggregate of 1,576,468 shares of the Fund's common stock. In connection with the rights offering, estimated costs of $300,000 were charged against paid-in capital. At the conclusion of the offering period, 1,576,468 shares were issued at a subscription price of $6.15, resulting in $9,307,467 (net of sales load) credited to paid-in capital. Actual costs of the rights offering were less than estimated and as a result, approximately $15,700 was credited to paid in capital during the year ended June 30, 1999.

 Year 2000. The Fund could be adversely affected if computer systems used by the Investment Manager and the Fund's other service providers do not properly process and calculate date-related information on and after January 1, 2000. The Investment Manager is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. There could be a negative impact on the Fund. While the Fund cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.

FINANCIAL HIGHLIGHTS
	Years Ended June 30,
	1999	1998	1997	1996	1995

PER SHARE DATA*
Net asset value at beginning of year
Income from investment operations:
     Net investment income
     Net realized and unrealized gain (loss) on investments
          Total from investment operations
Less distributions:
     Distributions from net investment income
     Distributions from paid-in capital
          Total distributions
Net asset value at end of year
Per share market value at end of year
TOTAL RETURN ON NET ASSET VALUE BASIS
TOTAL RETURN ON MARKET VALUE BASIS (a)
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)
Ratio of expenses to average net assets (b) (c)
Ratio of net investment income to average net assets
Portfolio turnover rate	$6.93 .55 (.81) (.26) (.55) (.13) (.68) $5.99 $5.19 (2.23)% (8.85)% $29,600 2.45% 8.95% 183%	$8.43 .52 (1.18) (.66) (.52) (.32) (.84) $6.93 $6.44 (8.44)% (15.65)% $33,024 3.52% 6.59% 328%	$7.92 .51 .59 1.10 (.59) - (.59) $8.43 $8.50 14.71% 15.71% $25,361 2.71% 6.64% 475%	$8.00 .26 .23 .49 .26 (.31) (.57) $7.92 6.26% $30,865 2.18% 6.55% 585%	$8.25 .17 .18 .35 (.17) (.43) (.60) $8.00 4.52% $39,180 2.21% 6.20% 385%

* Per share income and operating expenses and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
(a) Effective February 7, 1997, the Fund converted from an open-end management investement company to a closed-end management investment company. The Fund has calculated total return on market value basis based upon purchases and sales of the Fund at current market values and reinvestment of dividends and distributions at lower of the per share net asset value on the payment date or the average of closing market price for the five days preceding the payment date.
(b) Ratio excluding interest expense was 1.46, 1.58% and 2.00% for the years ended June 30, 1999, 1998 and 1997, respectively.
(c) Ratio after custodian credits was 2.43% and 3.42% or the year ended June 30, 1999, and 1998, respectively.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

 The Board of Directors and Shareholders of
Global Income Fund, Inc.:

 We have audited the accompanying statements of assets and liabilities of Global Income Fund, Inc. including the schedule of portfolio investments as of June 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Income Fund, Inc. as of June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 14, 1999